DELAWARE GROUP® ADVISER FUNDS

Delaware Global Real Estate Opportunities Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 26, 2016, as amended and restated on May 2, 2016

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers — Delaware Management Company — Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2015 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2015.

	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Roger A. Early
Registered Investment Companies	14	$23.6 billion	0	$0
Other Pooled Investment Vehicles	4	$681.6 million	0	$0
Other Accounts	51	$6.3 billion	0	$0
Paul Grillo
Registered Investment Companies	15	$22.0 billion	0	$0
Other Pooled Investment Vehicles	8	$1.0 billion	0	$0
Other Accounts	19	$908.3 million	0	$0
Wen-Dar Chen
Registered Investment Companies	3	$9.7 billion	0	$0
Other Pooled Investment Vehicles	1	$275.8 million	0	$0
Other Accounts	11	$199.7 million	0	$0
J. David Hillmeyer
Registered Investment Companies	9	$13.2 billion	0	$0
Other Pooled Investment Vehicles	3	$327.5 million	0	$0
Other Accounts	21	$2.7 billion	1	$619.7 million
Steven A. Landis
Registered Investment Companies	4	$9.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	Less than $1 million	0	$0
Christopher M. Testa
Registered Investment Companies	17	$23.8 billion	0	$0
Other Pooled Investment Vehicles	9	$921.4 million	0	$0
Other Accounts	18	$2.1 billion	1	$619.7 million
Damon J. Andres

Registered Investment Companies	8	$23.8 billion	0	$0
Other Pooled Investment Vehicles	1	$2.2 billion	0	$0
Other Accounts	8	$60.1 million	0	$0
Scott P. Hastings*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$68.4 million	0	$0
Babak Zenouzi
Registered Investment Companies	14	$3.3 billion	0	$0
Other Pooled Investment Vehicles	2	$77.2 million	0	$0
Other Accounts	8	$597.6 million	1	$17.1 million
Brian McDonnell
Registered Investment Companies	5	$12.3 billion	0	$0
Other Pooled Investment Vehicles	8	$1.0 billion	0	$0
Other Accounts	63	$4.7 billion	0	$0
Adam Brown
Registered Investment Companies	8	$3.0 billion	0	$0
Other Pooled Investment Vehicles	5	$1.0 billion	2	$519.5 million
Other Accounts	13	$744.3 million	0	$0
*Scott P. Hastings became portfolio manager of Delaware Global Real Estate Opportunities Fund on July 1, 2016.  Information for Mr. Hastings is as of May 31, 2016.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.